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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): June 27, 1996



                        MLCC Mortgage Investors, Inc.

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           (Exact name of registrant as specified in its character)



                                   Delaware

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        (State or other jurisdiction of incorporation or organization)


  33-84894                              59-3247986

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(Commission File Number)      (IRS Employer Identification No.)


          MLCC Mortgage Investors, Inc.
          4802 Deer Lake Drive East
          Jacksonville, FL   32246
          Attention: General Counsel

________________________________________________________________
            (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 904-928-6000


                                Not applicable
_________________________________________________________________
(Former name or former address, if changed since last report)
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Item 5.   Other Events.
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Filing of Pooling and Servicing Agreement and
AMBAC Indemnity Insurance Policy
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     On June 1, 1996, MLCC Mortgage Investors, Inc. (the "Seller") entered into a Pooling and Servicing Agreement dated as of June 1, 1996 (the "Pooling and Servicing Agreement"), by and among the Seller, as seller, Merrill Lynch Credit Corporation, as servicer (the "Servicer"), and Bankers Trust Company of California N.A., as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

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Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibits

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.         Description
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                    99             Pooling and Servicing Agreement


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SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MLCC MORTGAGE INVESTORS, INC.



                                   By:  /s/ LAUREL A. DAVIS
                                       -----------------------
                                           Laurel A. Davis

                                   Its: Assistant Vice President




Dated:    July 11, 1996


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                                EXHIBIT INDEX


          Exhibit No.                                       Page
          -----------                                       ----

               99                                             6




                                      5
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                              EXHIBIT 99


                                      6